SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 3, 2005
THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (513) 983-1100

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
SIGNATURE
EXHIBITS
EX-99.1
EX-99.2

ITEM 7.01 REGULATION FD DISCLOSURE
On October 3, 2005, The Procter & Gamble Company (the “Company”) issued a news release announcing that it remained comfortable with the previously stated earnings per share dilution range following the closing of the Gillette acquisition on October 1, after adjusting for actual deal closing timing. A copy of the Company’s news release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Certain presentation materials concerning Gillette acquisition financial impacts, which were prepared for the previously announced and webcast Company analyst meeting held on October 3, 2005, are also attached hereto as Exhibit 99.2 and incorporated herein by reference. The Company is furnishing this 8-K pursuant to Item 7.01, “Regulation FD Disclosure”.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

/S/ STEVEN W. JEMISON

Steven W. Jemison, Secretary and
Associate General Counsel
October 3, 2005

EXHIBITS

99.1	News Release by The Procter & Gamble Company dated October 3, 2005.
99.2	Certain presentation materials selected from the Company analyst meeting held on October 3, 2005.